                                                                    EXHIBIT 99.3

                         SECURED DEMAND LOAN FACILITY
                         ----------------------------

     SECURED DEMAND LOAN FACILITY, dated as of January 14, 1999, among CALCOMP TECHNOLOGY, INC., a Delaware corporation ("Technology"), CALCOMP INC., a California corporation ("CalComp"), TOPAZ TECHNOLOGIES, INC., a California corporation ("Topaz"), and LOCKHEED MARTIN CORPORATION, a Maryland corporation (the "Lender").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, on the date hereof, the Board of Directors of Technology has adopted a shut-down plan that contemplates adoption of a formal plan of complete liquidation and dissolution;

     WHEREAS, the Borrowers have requested the Lender to make available to the Borrowers financing in an amount up to $51,000,000 to be used by the Borrowers to fund the Plan; and

     WHEREAS, the Lender has agreed to provide financing for such purposes in an amount up to the Maximum Available Amount (as defined herein) in effect from time to time on the terms, and subject to the conditions, set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

     SECTION 1.  DEFINITIONS.  The following terms, as used herein, shall have
                 -----------
the following respective meanings:

     "Agreement" means this Secured Demand Loan Facility, as amended, restated, extended or otherwise modified from time to time in accordance with the terms hereof.

     "Authorized Officer" means the President and Chief Executive Officer and the Senior Vice President and Chief Financial Officer of Technology.

     "Bankruptcy Event" means Technology or any of its Subsidiaries shall have commenced a voluntary case or other proceeding or an involuntary case or other proceeding shall have been commenced against such Person seeking liquidation, reorganization or other relief with respect to itself or its debts under any federal or state bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment by a court of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its Property, or such Person shall make a general assignment for the benefit of its creditors. The term "Bankruptcy Event" shall not include a voluntary dissolution proceeding under applicable law as contemplated by the Plan.

     "Borrowers" means the collective reference to Technology, CalComp and Topaz; individually, a "Borrower."

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or directed to close.

     "Cash Management Agreement" means the Cash Management Agreement dated July 23, 1996 between Technology and the Lender, as amended through the date hereof.

     "Collateral" shall have the meaning given that term in the Security Agreement.

     "Concentration Account" means the account or accounts established and maintained by Technology with banks acceptable to the Lender to collect all cash receipts of any nature payable to Technology or its Subsidiaries as provided in
Section 4.1.

     "Dollars" and the sign "$" means lawful money of the United States.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or entity whose stock or capital ownership is owned or controlled by any of the foregoing.

     "Lien" means with respect to any property or asset (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise) (a) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof, but not including the interest of a third party in receivables sold by such Person to such third party on a non-recourse basis or (b) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any liability in priority to the payment of the ordinary, unsecured liabilities of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Liquidation Specialist" means an independent third-party liquidation specialist, reasonably satisfactory to the Lender, retained by the Borrowers to review, validate and, to the extent deemed necessary by the Lender in its sole and absolute discretion, implement the Plan.

     "Loan" means a loan made by the Lender to a Borrower pursuant to Section 2, or all such Loans, as the context may require.

     "Maximum Available Amount" means $11,000,000, which amount may be increased by the Lender, in its sole and absolute discretion, to an amount not to exceed $51,000,000 based on the Lender's review of the cost and cash flow forecast to be delivered by the Borrowers pursuant to Section 4.2(a). Within 2 days of receipt of the cost and cash flow forecast to be delivered by the Borrowers pursuant to Section 4.2(a), the Lender shall notify the Borrowers in writing of the Maximum Available Amount then in effect.

     "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a business trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means the detailed plan and budget submitted by the Borrowers and reviewed and validated by the Liquidation Specialist pursuant to Section 4.2(a), as amended from time to time with the written consent of the Lender.

     "Prime Rate" means a fluctuating per annum rate of interest as shall be in effect from time to time, which rate shall at all times be equal to the per annum rate of interest publicly announced from time to time by Morgan Guaranty Trust Company of New York in New York as its "prime" rate. Any change in the Prime Rate due to a corresponding change in Morgan Guaranty Trust Company of New York's "prime" rate shall take effect on the day specified in the public announcement of such change.

     "Property" means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

     "Revolving Credit Agreement" means the Amended and Restated Revolving Credit Agreement dated December 20, 1996 between the Borrowers and the Lender, as amended through the date hereof.

     "Security Agreement" means the Security Agreement of even date herewith of the Borrowers in favor of the Lender.

     "Subsidiary" means, as to any Person, any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting capital stock or other voting ownership interests is owned or controlled directly or indirectly by such Person or by one or more of the Subsidiaries of such Person or by a combination thereof, and, as to Technology, "Subsidiary" shall also mean CalComp.

     "Tax" means all taxes, levies, imposts, stamp taxes, sales tax, goods and services tax, duties, charges to tax, fees, deductions, withholdings and any restrictions or conditions resulting in a charge to tax, in each case imposed by or payable to a government or governmental agency, and all penalty, interest and other payments on or in respect thereof.

     "Term of this Agreement" means the period from the date hereof to and including the Termination Date.

     "Termination Date" means the earlier of (i) July 15, 1999 and (ii) the date on which the Lender notifies the Borrowers of termination based on (x) the Lender's determination that the Borrowers' are not reasonably complying with, and making reasonable progress with respect to, the

Plan, which determination may be made in the sole and absolute discretion of the Lender, (y) the occurrence of a Bankruptcy Event, or (z) the breach by a Borrower of any of the provisions of this Agreement or the Security Agreement, including, without limitation, any of the representations or warranties made in this Agreement, the Security Agreement, or any certificate or notice provided pursuant to this Agreement or the Security Agreement. The termination of this Agreement for any reason shall in no way affect the Lender's rights and remedies and ability to collect any amounts outstanding hereunder.

     SECTION 2.  THE LOANS.
                 ---------

     Section 2.1.  Loans.  During the Term of this Agreement, the Lender agrees,
                   -----
on the terms and conditions contained in this Agreement, to make Loans to the Borrowers at any time prior to the Termination Date in an aggregate principal amount not exceeding at any one time outstanding the Maximum Available Amount in effect at the time the Loans are made; provided, however, that no Loan shall be requested by a Borrower except to the extent that the funds which are projected by the Borrower to be available to the Borrower during such period (other than pursuant to this Agreement) are less than the projected cash requirements during such period. The Borrowers shall repay Loans in accordance with Section 2.3.

     Section 2.2.  Method of Borrowing.
                   -------------------

          (a) Requests for borrowing pursuant to Section 2.2(b) below may be made by the Borrowers no more frequently than weekly and may only be made with respect to the funding of the Plan for the period identified in the statement of projections of costs and cash flows delivered pursuant to Section 4.2(b) (which period shall in no event exceed two weeks) in respect of the request for borrowing made pursuant to Section 2.2(b).

          (b) With respect to each Loan made pursuant to Section 2.1 hereof, a Borrower shall have complied with Section 4.2(b) with respect to such request and shall give the Lender a written notice of borrowing notifying the Lender of its request to borrow hereunder which notice will specify (i) the date of the Loan, which date shall be a Business Day, (ii) the principal amount of the Loan and (iii) a detailed description of the purposes for which the proceeds of the Loan are to be used. The notice of borrowing shall be written and shall be accompanied by a certificate of an Authorized Officer certifying that (i) the proceeds of the Loan are to be used solely for the purposes described in the notice, (ii) such purposes are in accordance with and in furtherance of the Plan, (iii) no Bankruptcy Event has occurred, and (iv) no breach of this Agreement or the Security Agreement (or any representation or warranty made in any notice or document delivered pursuant hereto or thereto) has occurred.

          (c) The Lender shall have the right to accept or reject, in whole or in part, any request for borrowing based on the Lender's determination that the Borrowers are not reasonably complying with, and making reasonable progress with respect to, the Plan, which determination may be made in Lender's sole and absolute discretion. Nothing in this Agreement or any other document and no course of dealing shall be deemed to imply any limitation on the discretionary and demand nature of the Loans or to require that the Lender give any notice of or reason for declining from time to time to make any Loan.

          (d) If a Borrower gives the notice required by Section 2.2(b) with respect to any Loan before 1:00 p.m. (Eastern Time), the Lender will accept or reject that request, in whole or in part, and to the extent accepted, disburse the proceeds of the Loan to the Borrowers in immediately available funds (i) with respect to the initial request for borrowing hereunder, as soon as practicable thereafter and (ii) with respect to any subsequent request for borrowing, on the Business Day following the date of receipt of such notice. The Lender will disburse all Loans to the Borrowers by deposit in the Concentration Account.

     Section 2.3.  Repayment and Prepayment of the Loans.
                   -------------------------------------

          (a) The Borrowers, jointly and severally, promise and agree to repay to the Lender all Loans, together with interest accrued through the date of repayment, at the earlier to occur of (i) the Business Day following delivery of written demand by the Lender or (ii) the Termination Date. Without prejudice to any of the rights of the Lender arising under this Agreement, the Lender shall have the right at any time and from time to time to demand repayment, in whole or in part, of any Loans, together with any accrued but unpaid interest thereon.

          (b) The Lender may, in its sole discretion, set off any amounts due and owing to it by the Borrowers hereunder (and not otherwise paid by the Borrowers) against amounts owed by the Lender and its Subsidiaries (other than Technology and its Subsidiaries) to the Borrowers.

          (c) The Borrowers may repay or prepay the outstanding principal amount of Loans in whole or in part on any Business Day. Each such repayment or prepayment shall be accompanied by payment of all accrued interest thereon and may be made at any time without cost or penalty of any kind.

     Section 2.4.  Evidence of the Loans.
                   ---------------------

          (a) The Loans made to the Borrowers shall be evidenced by this Agreement and by a loan account in a Borrower's name to be maintained by the Lender. All Loans shall be payable by the Borrowers to the order of the Lender on demand and in no event later than the Termination Date.

          (b) The Lender's loan account shall reflect appropriate notations evidencing the date, the amount and the maturity of each Loan and the date and amount of each payment of principal made by the Borrowers with respect thereto. The loan account shall be conclusive evidence, absent manifest error, of the amount of the Loans, the interest accrued and payable thereon and all interest and principal payments made thereon. Any failure to record or any error therein shall in no way limit or otherwise affect the obligations of the Borrowers hereunder to pay any amount owing with respect to the Loans.

     Section 2.5.  Interest Rates and Payments.  (a) Loans shall bear interest
                   ---------------------------
on the outstanding principal amount thereof at a rate per annum equal to the Prime Rate as in effect from time to time. Interest on Loans shall accrue monthly and be payable on the earlier to occur of (i) the Business Day following demand by the Lender or (ii) the Termination Date. The Lender will notify the Borrowers in writing, upon request of a Borrower, of the amount of interest payable hereunder with respect to Loans which notice will set forth in reasonable detail the calculation of such amount.

          (b) Overdue principal of and, to the extent permitted by law, overdue interest on the Loans shall bear interest, payable on demand of the Lender, for each day until paid at a rate per annum equal to the Prime Rate plus 2% (two percent).

     Section 2.6.  General Provisions as to Payments.  The Borrowers shall make
                   ---------------------------------
each payment of principal of, and interest on, the Loans hereunder in Dollars on the date when due in funds immediately available in the account that the Lender shall designate from time to time. Whenever any payment of principal of, or interest on, the Loans shall be due on a day that is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest shall be payable for such extended time at a rate per annum equal to the Prime Rate.

     Section 2.7.  Computation of Interest.  Interest on Loans shall be computed
                   -----------------------
for each day on the basis of a year of 365 or 366 days, as the case may be.

     Section 2.8.  No Deduction.  All amounts payable by the Borrowers under
                   ------------
this Agreement are payable without deduction or set-off.

     Section 2.9.  Use of Proceeds. The proceeds of Loans will be employed by
                   ---------------
the Borrowers only for purposes of effecting the transactions contemplated by the Plan, will be used only to pay for the specified purpose and for no more than the specified amount set forth in the budget referred to in Section 4.2(a) below and may only be used for the purposes described in the request for borrowing for such Loan to the extent accepted by the Lender.

     Section 2.10. Security.  Simultaneously with the execution and delivery of
                   --------
this Agreement, the Borrowers shall execute and deliver the Security Agreement in substantially the form attached hereto as Exhibit B, securing the obligations of the Borrowers under this Agreement by the Collateral (as defined in the Security Agreement).

     SECTION 3.  REPRESENTATIONS AND WARRANTIES.
                 ------------------------------

     The Borrowers, jointly and severally, hereby represent and warrant to the Lender that as of the date hereof:

     Section 3.1.  Corporate Existence and Power.  Each Borrower is a
                   -----------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full power and authority to carry on its business as now being conducted and to own its properties and is duly licensed or qualified and in good standing as a foreign corporation in each other jurisdiction in which failure to qualify would have a material adverse effect on the Borrowers' ability to perform this Agreement. Each Borrower is in compliance with its charter and bylaws and all other organizational or governing documents.

     Section 3.2.  Corporate Authorization.  The execution, delivery and
                   -----------------------
performance by a Borrower of this Agreement and the Security Agreement are within the Borrower's corporate power and have been duly authorized by all necessary corporate action. The execution, delivery and performance by Technology of this Agreement and the Security Agreement and the transactions contemplated hereby and thereby have been approved by at least a majority of the disinterested directors of Technology.

     Section 3.3.  Binding Effect.  This Agreement and the Security Agreement
                   --------------
constitutes the valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms.

     Section 3.4.  No Contravention.  The Borrowers' execution and delivery of,
                   ----------------
and performance of its obligations under, this Agreement and the Security Agreement do not, and consummation of the transactions contemplated hereby will not, result in:

          (a) a violation of or a conflict with any provision of the charter, bylaws or any other organizational or governing document of a Borrower;

          (b) a breach or default under any provision of any contract, agreement, lease, commitment, license, franchise or permit to which a Borrower is a party or by which any property of a Borrower is bound;

          (c) a violation of any statute, rule, regulation, ordinance, order, judgment, writ, injunction, decree or award of any judicial, administrative, governmental or other authority or of any arbitrator; or

          (d) an imposition on the business of a Borrower or on any of its properties of any Lien (other than as contemplated by the Security Agreement).

     Section 3.5.  Litigation.  There is no action, suit, litigation or
                   ----------
proceeding at law or in equity or by or before any Governmental Authority now pending against or, to the knowledge of the Borrowers, threatened against Technology or any of its Subsidiaries or any of their respective Properties other than as described in Technology's periodic reports filed pursuant to the Securities Exchange Act of 1934.

     Section 3.6.  Licenses and Authorizations.  Technology and its Subsidiaries
                   ---------------------------
have obtained all licenses, permits and certificates and all other approvals, orders, authorizations and consents and have made all declarations, filings and registrations which are necessary for the ownership by Technology and its Subsidiaries of their respective Properties and for the conduct by Technology and its Subsidiaries of their respective businesses, except for those, which, if not obtained or made, could not reasonably be expected to have a material adverse effect on the Borrowers' ability to perform this Agreement and the Security Agreement. No approval of or filing with any Governmental Authority is or will be necessary for the valid execution, delivery or performance by the Borrowers of this Agreement or for the performance by any of the Borrowers of any of the terms or conditions hereof or thereof, except for such approvals as have been obtained.

     Section 3.7.  Liens.  Technology and its Subsidiaries have good and
                   -----
marketable title to each of their respective Properties, free and clear of all material Liens, except as specifically disclosed in Technology's periodic reports filed pursuant to the Securities Exchange Act of 1934.

     SECTION 4.  AFFIRMATIVE COVENANTS.
                 ---------------------

     So long as this Agreement shall be in effect or any amount payable hereunder remains unpaid, unless the Lender shall have waived compliance in writing, the Borrowers agree that:

     Section 4.1.  Concentration Account.  Technology will:
                   ---------------------

          (a)  establish and maintain the Concentration Account;

          (b) collect all cash receipts of any nature payable to Technology or any of its Subsidiaries through lockbox services or other collection services provided by banks approved by the Lender and cause all such cash receipts and all other amounts collected by Technology or its Subsidiaries to be transferred each Business Day to the Concentration Account by means of a banking settlement system approved by the Lender;

          (c) disburse and use funds from the Concentration Account solely for the purposes of effecting the transactions contemplated by the Plan and disburse all such funds prior to making any request for borrowing pursuant to Section 2.2(b).

     Section 4.2.  Notices, Reports and Forecasts.  The Borrowers will promptly
                   ------------------------------
furnish to the Lender:

          (a) Within 14 days of the date of this Agreement, a detailed plan and budget, including cost and cash flow forecasts, which the Borrowers determine, in good faith and based on the review, evaluation and validation of the Liquidation Specialist, will be necessary for consummation of the transactions contemplated by the shut-down plan referred to in the first Recital of this Agreement;

          (b)  (i) With respect to the initial request for borrowing pursuant to
Section 2.2(b), the Borrowers shall have delivered to the Lender, such detailed information as the Lender shall request in its sole and absolute discretion and
(ii) with respect to any subsequent request for borrowing, at least 2 Business Days prior to delivery of any request for borrowing pursuant to

Section 2.2(b), a detailed written report of all disbursements and receipts of Technology and its Subsidiaries for the borrowing period preceding the borrowing period during which such request is made, an accounting of the use of proceeds of Loans during such period (i.e., a variance report with detailed explanations) and a statement of projections of costs and cash flow for the period for which the proceeds of any Loan will be used, as well as any additional related reports reasonably requested by the Lender; and

          (c) Not later than the tenth day of each calendar month (or if not a Business Day, the next Business Day), a written report of all disbursements and receipts of Technology and its Subsidiaries during the preceding calendar month and an accounting of the use of proceeds of Loans during such month certified by the Liquidation Specialist and a written report of the progress through the end of the preceding calendar month in disposing of and liquidating the assets of Technology and its Subsidiaries and otherwise effecting the Plan, which report shall contain such information as the Lender may reasonably request including, but not limited to (i) the status of disposition of assets and receipt of proceeds therefor (including with respect to any foreign entities or assets controlled by Technology and its Subsidiaries), (ii) the costs incurred in connection therewith, (iii) an explanation of any significant variances from the costs and cash flow projections previously furnished to the Lender, and (iv) a reasonable detailed update of the Plan, including the legal status of the transactions contemplated thereby;

          (d) Notice of any pending or threatened Bankruptcy Event and of any pending or threatened litigation or other proceeding before any judicial, administrative or arbitral body to which Technology or any of its Subsidiaries is a party or any dispute which may exist between Technology or any of its Subsidiaries and any Governmental Authority; and

          (e) At the time the Borrower (or an Authorized Officer) furnishes the information, reports, lists and computations required by this Agreement, the Borrowers, jointly and severally, shall be deemed to have represented and warranted to the Lender that each component of such information, reports, lists and computations materially complies with the terms and conditions of this Agreement and is true, correct and complete.

     Section 4.3.  Plan of Complete Liquidation and Dissolution, etc.
                   -------------------------------------------------
Technology will, and will cause its Subsidiaries to:

          (a) do or cause to be done all things necessary to effect the complete liquidation and dissolution of Technology in as expeditious a manner as practicable;

          (b) comply with all material requirements of all applicable laws, decrees, regulations and similar enactments and with all applicable judgments, injunctions and other orders and awards of judicial, administrative, governmental and other authorities and arbitrators in connection with the consummation of the transactions contemplated by the Plan; and

          (c) notify the Lender prior to any significant asset or stock disposition, and allow the Lender and its counsel to participate in any negotiations in respect thereof.

     Section 4.4.  Amended and Restated Revolving Credit Agreement.  Technology
                   -----------------------------------------------
shall, and shall cause its Subsidiaries to, continue to comply with the affirmative covenants set forth in Section 5 of the Revolving Credit Agreement, except as otherwise specifically contemplated elsewhere in this Agreement or the Security Agreement or in the Plan.


     SECTION 5.  MISCELLANEOUS.
                 -------------

     Section 5.1.  Notices.  Unless otherwise specified herein, all notices,
                   -------
requests, demands or other communications to or from the parties hereto shall be made by personal delivery, mail or telecopy and shall be effective upon receipt by such party. Any such notice, request, demand or communication shall be delivered or addressed as follows:

          (i)    if to the Borrowers, to them at:

                 CalComp Technology, Inc.
                 CalComp Inc.
                 c/o CalComp Technology, Inc.
                 2411 W. LaPalma Avenue
                 Anaheim, California  92801
                 Attention: Chief Financial Officer
                 Telecopy:  714-821-2466

          (ii)   if to the Lender, to it at:

                 Lockheed Martin Corporation
                 6801 Rockledge Drive
                 Bethesda, Maryland  20817
                 Attention: Vice President and Treasurer
                 Telecopy:  301-897-6651

                 with a copy to:

                 Lockheed Martin Corporation
                 6801 Rockledge Drive
                 Bethesda, Maryland  20817
                 Attention: Marian S. Block
                            Vice President and Associate General Counsel
                 Telecopy:  (301) 897-6587

or at such other address or telex number or telecopy number as any party hereto may designate by written notice to the other party hereto.

     Section 5.2.  Amendments and Waivers; Cumulative Remedies.
                   -------------------------------------------

          (a) None of the terms of this Agreement may be waived, altered or amended except by an instrument in writing duly executed by the Borrowers and the Lender; and

          (b) No failure or delay on the part of the Lender in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No failure or delay on the part of the Lender in exercising any right, power or privilege under the Revolving Credit Agreement or the Cash Management Agreement shall operate as a waiver or preclude any exercise of any right, power or privilege hereunder. Nothing contained herein shall be deemed to negate or novate the Revolving Credit Agreement, the Cash Management Agreement or any other agreements between the parties hereto or otherwise release, modify or terminate the Lender's rights thereunder. The rights and remedies provided and contemplated by this Agreement and the Security Agreement are cumulative and not exclusive of any rights or remedies provided by law and shall not be effected by the termination of this Agreement for any reason.

     Section 5.3.  Successors and Assigns.  This Agreement shall be binding upon
                   ----------------------
and shall inure to the benefit of the Borrowers and the Lender and their respective successors and assigns, provided that the Borrowers may not assign any of their rights and obligations hereunder without the prior written consent of the Lender.

     Section 5.4.  Expenses and Withholding.
                   ------------------------

          (a) The Borrowers shall pay all out-of-pocket expenses of the Lender in connection with the preparation and administration of this Agreement and all out-of-pocket expenses incurred by the Lender (including reasonable fees and disbursements of counsel and reasonable time charges of lawyers who may be employees of the Lender) in connection with any collection and other enforcement proceedings resulting herefrom.

          (b) All payments to be made by or on behalf of the Borrowers under or in connection with this Agreement are to be made without deduction or withholding for or on account of any Tax. If any Tax is deducted or withheld from any payment, the Borrowers shall promptly remit to the Lender the equivalent of the amount so deducted or withheld together with relevant receipts, if available, addressed to the Lender. If the Borrowers are prevented by operation of law or otherwise from paying, causing to be paid or remitting such Tax, the interest payable under this Agreement shall be increased to such rates as are necessary to yield and remit to the Lender the principal sum advanced together with interest at the rates specified in this Agreement after provision for payment of such Tax. The Borrowers shall from time to time at the request of the Lender execute and deliver any and all further instruments necessary or advisable to give full force and effect to such increase in the rates of interest as are necessary to yield to the Lender interest at the specified rates. The Borrowers shall also indemnify, jointly and severally, the Lender in respect of any claim or loss which it may suffer as a result of the delay or failure of the Borrowers to make any such payment including penalties relating thereto or interest thereon.

     Section 5.5.  Counterparts.  This Agreement may be signed in any number of
                   ------------
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 5.6.  Headings; Table of Contents.  The section and subsection
                   ---------------------------
headings used herein and the Table of Contents have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

     Section 5.7.  Governing Law; Confessed Judgment.
                   ---------------------------------

          (a) This Agreement shall be construed in accordance with and governed by the laws of the State of Maryland, without reference to the conflict of law provisions of such laws.

          (b) The Borrowers (i) hereby irrevocably submit to the jurisdiction of the courts of the State of Maryland over any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby and (ii) hereby agree with the Lender that the courts of the State of Maryland will have exclusive jurisdiction over any such suits, actions or proceedings. Final judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which a Borrower is subject to jurisdiction by suit upon such judgment provided that service of process is effected as permitted by applicable law.

          (c) IN THE EVENT THAT THE BORROWERS FAIL TO PAY ANY AMOUNT DUE HEREUNDER (WHETHER UPON DEMAND OF THE LENDER OR UPON THE TERMINATION DATE) THE BORROWERS HEREBY AUTHORIZE ANY ATTORNEY DESIGNATED BY THE LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR THE BORROWERS IN ANY COURT OF RECORD AND CONFESS JUDGMENT AGAINST THE BORROWERS IN FAVOR OF THE LENDER, WITHOUT PRIOR HEARING, FOR AND IN THE AMOUNT OF ANY UNPAID LOANS PLUS INTEREST ACCRUED AND UNPAID THEREON, TOGETHER WITH REASONABLE ATTORNEY'S FEES (NOT TO EXCEED 15% OF THE UNPAID PRINCIPAL AMOUNT OF LOANS HEREUNDER). THE BORROWERS HEREBY RELEASE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL ERRORS AND ALL RIGHTS TO EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION, AND OTHER RIGHTS TO WHICH THE BORROWERS MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR OF ANY STATE OR POSSESSION THEREOF NOW OR HEREAFTER IN EFFECT.

     Section 5.8  Waiver of Jury Trial.
                  --------------------

     EACH OF THE BORROWERS AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH ANY OF THE BORROWERS AND THE LENDER MAY BE PARTIES, ARISING OUT OF

OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) THE SECURITY AGREEMENT, OR
(C) ANY COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

     This waiver is knowingly, willingly and voluntarily made by the Borrowers and the Lender, and the Borrowers and the Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Borrowers and the Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

     Section 5.9.  Waiver of Lender Liability.  The Borrowers each hereby
                   --------------------------
jointly and severally, knowingly and voluntarily, forever release, acquit and discharge the Lender or any past, present or future agent, attorney, legal representative, predecessor in interest, affiliate, successor, assign, employee, director or officer of the Lender (collectively, the "Lender Group") from and of any and all existing or future claims that the Lender or any of Lender Group is in any way responsible for the past, current or future condition or deterioration of the business operations and/or financial condition of any of the Borrowers, and from and of any and all claims that the Lender or any of the Lender Group breached any agreement to loan money or make other financial accommodations available to the Borrower or to fund any operations of the Borrower at any time. The Borrowers each further hereby jointly and severally, knowingly and voluntarily forever release, acquit and discharge the Lender and the Lender Group, from and of any and all other claims, damages, losses, actions, counterclaims, suits, judgments, obligations, liabilities, defenses, affirmative defenses, setoffs, and demands of any kind or nature whatsoever, in law or in equity, whether presently known or unknown, which any or all of the Borrowers may have had, now have, or which they can, shall or may have for, upon, or by reason of any matter, course or thing whatsoever relating to, arising out of, based upon, or in any manner connected with, any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, begun, or otherwise related or connected to or with, whether past, existing or hereafter occurring, any or all of the Loans, this Agreement, or the Security Agreement, and/or any direct or indirect action or omission of the Lender and/or any of the Lender Group, including, without limitation, the failure or the refusal of the Lender to make any one or more Loans requested by the Borrowers. The Borrowers further agree that from and after the date hereof, they will not assert to any person or entity that any deterioration of the business operations or financial condition of any of the Borrowers was caused by any breach or wrongful act of the Lender or any of the Lender Group.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         LOCKHEED MARTIN CORPORATION


                                         By:______________________________(SEAL)
                                            Walter E. Skowronski
                                            Vice President and Treasurer


                                         CALCOMP TECHNOLOGY, INC.


                                         By:______________________________(SEAL)
                                            John J. Millerick
                                            Senior Vice President and
                                              Chief Financial Officer


                                         CALCOMP INC.


                                         By:______________________________(SEAL)
                                            Name:
                                            Title:


                                         TOPAZ TECHNOLOGIES, INC.


                                         By:______________________________(SEAL)
                                            Name:
                                            Title:

                                                                       EXHIBIT B

                                 SECURITY AGREEMENT
                                 ------------------

  THIS SECURITY AGREEMENT (this "Agreement") is made as of the 14th day of January, 1999 by CALCOMP TECHNOLOGY, INC., a Delaware corporation, CalComp Inc., a California corporation, and TOPAZ TECHNOLOGIES, INC., a California corporation (collectively, the "Borrowers"), for the benefit of LOCKHEED MARTIN CORPORATION, a Maryland corporation (the "Secured Party").


                                 W I T N E S S E T H
                                 - - - - - - - - - -

  WHEREAS, the Borrowers and the Secured Party have entered into a Secured Demand Loan Facility of even date herewith (the "Loan Agreement") pursuant to which the Secured Party may make Loans (as defined in the Loan Agreement) with a principal amount of up to $51,000,000; and

  WHEREAS, in order to secure the prompt payment and performance of all indebtedness, liabilities and obligations of the Borrowers arising under the Loan Agreement and this Agreement (the "Obligations"), the Borrowers have agreed to provide certain collateral to the Secured Party.

  NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for the benefit of the Secured Party, the Borrowers hereby agree as follows:

  SECTION 1. COLLATERAL.  The Borrowers hereby grant to the Secured Party a
             ----------
security interest in, and lien on, the following property of each of the Borrowers (and in all cash and non-cash proceeds of such property, including specifically, but without limitation, (i) cash and non-cash proceeds deposited in any deposit accounts, (ii) all accounts, chattel paper, instruments, inventory, equipment, general intangibles or other goods or property purchased or acquired with cash and/or non-cash proceeds of any of such property, and
(iii) all proceeds of all insurance policies covering all or any part of such property), all whether now owned or existing or hereafter acquired or arising (the "Collateral"):

       (a)   Inventory.  All of each Borrower's inventory, wherever located,
             ---------
both now owned and hereafter acquired, and as the same may now and hereafter from time to time be constituted.

       (b)   Accounts.  All of each Borrower's accounts, notes, notes
             --------
receivable, drafts, acceptances and similar instruments and documents, both now owned and hereafter acquired, together with all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an account and all cash and non-cash proceeds and products of all such goods.

       (c)   Contract Rights.  All of each Borrower's contract rights, both now
             ---------------
owned
and hereafter acquired.

       (d)   General Intangibles.  All of each Borrower's general intangibles
             -------------------
and all things in action, contractual and contract rights, books, correspondence, credit files, records, computer programs, computer tapes, cards and other papers and documents in the possession or control of each Borrower, all claims for income tax and other tax refunds, judgments, goodwill (including all goodwill of each Borrower's business symbolized by, and associated with, any and all trademarks, trademark licenses, copyrights, tradenames, tradestyles, and/or service marks), literary rights, rights to performance, copyrights, trademarks, patents, patent licenses, trademark licenses, customer lists, rights in intellectual property, tradenames, tradestyles, service marks, royalty payments, rights as lessee, logos, trade secrets, all amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures or general or limited partnerships, rights in applications for any of the foregoing and the rights to use any of the foregoing), both now owned and hereafter acquired.

       (e)   Chattel Paper.  All of each Borrower's chattel paper both now owned
             -------------
and hereafter existing, acquired or created, together with (i) all moneys due and to become due thereunder and (ii) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to chattel paper and all cash and non-cash proceeds and products of all such goods. Additionally, each Borrower assigns and grants to the Secured Party a security interest in all property and goods both now owned and hereafter acquired by the Borrower which are sold, leased, secured, serve as security for, are the subject of, or otherwise covered by, the Borrower's chattel paper, together with all rights incident to such property and goods.

       (f)   Equipment and Fixtures.  All of each Borrower's equipment and
             ----------------------
fixtures, both now owned and hereafter acquired, together with (i) all additions, parts, fittings, accessories, special tools, attachments and accessions now and hereafter affixed thereto and/or used in connection therewith and (ii) all replacements thereof and substitutions therefor.

       (g)   Instruments.  All of each Borrower's right title and interest in
             -----------
and to the stock of that Borrower's subsidiaries that are listed on Schedule 1
                                                                    ----------
attached hereto.

  SECTION 2. SECURITY FOR OBLIGATIONS OF BORROWERS.  As security for the
             -------------------------------------
prompt payment and performance of all indebtedness, obligations and liabilities, now existing or hereafter arising, whether fixed or contingent, of the Borrowers arising under the Loan Agreement and this Agreement (as the same may be amended, extended, renewed, supplemented or otherwise modified at any time or from time to time) (collectively, the "Obligations"), the Borrowers hereby assign and pledge the Collateral to the Secured Party, and grants to the Secured Party a security interest in the Collateral, and hereby covenants and agrees that the Secured Party shall have a continuing first-lien security interest in and lien on the Collateral until all of the Obligations shall have been paid, performed, satisfied and discharged in full.

  SECTION 3. PAYMENT AND PERFORMANCE.  The Borrowers will pay the Obligations
             -----------------------
to be paid by the Borrowers as and when due and payable and will perform, comply with, and observe the terms and conditions of the Loan Agreement to be performed, complied with and observed by the Borrowers.

  SECTION 4. TITLE TO COLLATERAL.  The Borrowers represent and warrant that (a)
             -------------------
the Borrowers are the owners of the Collateral and have good and marketable title to the Collateral free and clear of all liens, security interests and other encumbrances except for those in favor of the Secured Party, (b) the Borrowers are currently in possession of all certificates representing shares of common stock of the Borrower's subsidiaries that constitute part of the Collateral and (c) the Collateral is not on consignment. Without the prior written consent of the Secured Party, the Borrowers shall not take by consignment any goods or property of the same type as the Collateral. Upon request of the Secured Party, the Borrowers shall deliver to the Secured Party all stock certificates (together with duly endorsed stock power relating thereto), all certificates of title, certificates of origin or other evidence of the Borrower's ownership of the Collateral as may be required by the Secured Party.

  SECTION 5. TRANSFER AND OTHER LIENS.   The Borrowers will not sell, assign,
             ------------------------
transfer, convey, exchange or otherwise dispose of the Collateral, or any part thereof, except pursuant to the Plan, without the prior written consent of the Secured Party, and will not permit any lien, security interest or other encumbrance to attach to the Collateral, or any part thereof, other than those in favor of the Secured Party or those permitted by the Secured Party in writing.

  SECTION 6. FINANCING STATEMENTS; FURTHER ASSURANCES.  The Borrowers will
             ----------------------------------------
defend their title to the Collateral against all persons and will, upon request of the Secured Party: (a) furnish original stock certificates with duly endorsed stock powers in respect of the stock of subsidiaries of the Borrower that constitutes part of the Collateral on the request of the Secured Party, (b) furnish such further assurances of title as may be required by the Secured Party, and (c) deliver and execute or cause to be delivered and executed, in form and content satisfactory to the Secured Party, any financing, continuation, termination, or security interest filing statement, security agreement, or other document as the Secured Party may request in order to perfect, preserve, maintain, or continue the perfection of the Secured Party's security interest in the Collateral and/or its priority. The Borrowers will pay the cost of filing any financing, continuation, termination, or security interest filing statement as well as any recordation or transfer tax required by law to be paid in connection with the filing or recording of any such statement.

  SECTION 7. EVENTS OF DEFAULT.  The failure of the Borrowers to pay any
             -----------------
amounts outstanding under the Loan Agreement when due (whether upon the Termination Date, upon demand by the Lender or otherwise) shall be deemed to be an event of default under this Agreement (an "Event of Default").

  SECTION 8. RIGHTS AND REMEDIES UPON DEFAULT.  Upon the occurrence
             --------------------------------
of an Event of Default (and in addition to all of its rights, powers and remedies under this Agreement and the Loan Agreement), the Secured Party may, at its option, declare the unpaid balance of all or any part of the Obligations to be immediately due and payable, and the Secured Party shall have all of the rights and remedies of a secured party under the Maryland Uniform Commercial Code and other applicable laws. In addition to the foregoing and without limiting the generality thereof, after the occurrence of an Event of Default, the Secured Party may at any time and from time to time, in its sole discretion,
(i) request any account debtor obligated on any of the Collateral to make payments thereon directly to the Secured Party, and to take control of the cash and non-cash proceeds of any such Collateral; (ii) compromise, extend, renew, release, discharge or otherwise deal with any of the Collateral as it may deem advisable; (iii) make exchanges, substitutions, or surrenders of all or any part of the Collateral; (iv) remove from the Borrower's place of business all books, records, ledger sheets, correspondence, invoices and documents relating to, evidencing or securing any of the Collateral, or, without cost or expense to the Secured Party, make such use of Borrower's place(s) of business as may be reasonably necessary to administer, control and collect the Collateral, (v) the Secured Party or its agents may enter upon the Borrower's premises to take possession of the Collateral, to remove it, to render it unusable or to sell or otherwise dispose of it, and (vi) sell, pledge or otherwise disburse of any other Subsidiaries stock that constitutes part of the Collateral.

  SECTION 9.  ASSEMBLY OF COLLATERAL.  Upon the occurrence of an Event of
              ----------------------
Default hereunder (i) the Borrowers shall, upon demand by the Secured Party, assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party; (ii) the Borrowers shall hold in trust for the benefit of the Secured Party all collections and proceeds of the Collateral in the form received by the Borrowers, and (iii) the Borrowers shall not commingle those collections or proceeds with any other assets of the Borrowers, and shall deliver those collections and proceeds to the Secured Party with any necessary endorsements thereon.

  SECTION 10. EXPENSES.  The Borrowers shall pay, as part of the Obligations, on
              --------
demand by the Secured Party, all costs and expenses, including, without limitation, attorney's fees and expenses, incurred by or on behalf of the Secured Party (a) in enforcing the Obligations, and (b) in connection with the taking, holding, preparing for sale or other disposition, selling, assigning, managing, collecting or otherwise disposing of the Collateral.

  SECTION 11. POWER OF ATTORNEY. Each of the Borrowers hereby irrevocably
              -----------------
appoints the Secured Party as its attorney-in-fact, with full power of substitution, in the name of the Borrower for the purpose of taking any action required to be taken by the Borrower hereunder or which the Secured Party shall determine to be necessary in order to protect, continue, perfect, maintain, confirm or realize upon the lien and security interest of the Secured Party hereunder or to exercise any of the rights and remedies of the Secured Party under this Agreement.

  SECTION 12. TAXES.  The Borrowers will pay as and when due and payable all
              -----
taxes, levies, license fees, assessments and other impositions levied on the Collateral or any part thereof or for its use and operation.

  SECTION 13. SPECIFIC ASSIGNMENTS.  Promptly, upon request by the Secured
              --------------------
Party, the Borrowers will execute and deliver to the Secured Party written assignments, endorsements and/or schedules, in form and content satisfactory to the Secured Party, of specific chattel paper and accounts or groups of accounts or chattel paper, but the security interest of the Secured Party hereunder shall not be limited in any way by such assignments. Such accounts and chattel paper are to secure payment of the Obligations and performance of the Loan Agreement and are not sold to the Secured Party whether or not any assignment thereof which is separate from this Security Agreement, is in form absolute.

  SECTION 14. DELIVERY, ETC. OF CHATTEL PAPER.  The Borrowers will promptly
              -------------------------------
upon request by the Secured Party, deliver, assign and endorse to the Secured Party all chattel paper and all other documents held by the Borrowers in connection therewith.

  SECTION 15. GOVERNMENT CONTRACTS.  If any account or chattel paper arises
              --------------------
out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Borrowers shall immediately notify the Secured Party thereof in writing and execute any instruments or take any steps required by the Secured Party in order that all moneys due or to become due under such contract or contracts shall be assigned to the Secured Party and notice thereof given under the Federal Assignment of Claims Act.

  SECTION 16. CONCENTRATION ACCOUNT.  If all or any part of the Collateral at
              ---------------------
any time consists of inventory, accounts or chattel paper, the Borrowers will deposit or cause to be deposited to the Concentration Account (as defined in the Loan Agreement) all checks, drafts, cash and other remittances in payment or on account of payment of such inventory, accounts or chattel paper and the cash proceeds of any returned goods, the sale or lease of which gave rise to an account or chattel paper (all of the foregoing herein collectively referred to as "items of payment"). The Borrowers shall promptly deposit such items of payment for credit to the Concentration Account upon receipt thereof, and in precisely the form received, except for the endorsement of a Borrower where necessary to permit the collection of such items of payment, which endorsement the Borrower hereby agrees to make. Pending such deposit, the Borrowers will not commingle any such items of payment with any of its other funds or property, but will hold them separate and apart.

  SECTION 17. RIGHTS OF SECURED PARTY AND DUTIES OF BORROWER.  If all or any
              ----------------------------------------------
part of the Collateral at any time consists of inventory, accounts or chattel paper: (a) the Secured Party may at any time and from time to time, and each Borrower hereby irrevocably appoints the Secured Party as its attorney-in-fact, with power of substitution, in the name of the Secured Party or in the name of the Borrower or otherwise, for the use and benefit of the Secured Party, but at the cost and expense of the Borrower and without notice to the Borrowers to, (i) notify the account debtors obligated on any of the Collateral to make payments thereon directly to the

Secured Party, and to take control of the cash and non-cash proceeds of any such Collateral, which right the Secured Party may exercise at any time whether or not the Borrower is then in default hereunder or was theretofore making collections thereon; (ii) compromise, extend, or renew any of the Collateral or deal with the same as it may deem advisable; (iii) release, make exchanges, substitutions, or surrender, all or any part of the Collateral; (iv) remove from the Borrower's place of business all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Secured Party, make such use of the Borrower's place(s) of business as may be reasonably necessary to administer, control and collect the Collateral; (v) repair, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor; (vi) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral; (vii) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (viii) settle, renew, extend, compromise, compound, exchange or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto; (ix) endorse the name of the Borrower upon any items of payment relating to the Collateral or upon any Proof of Claim in Secured Bankruptcy against an account debtor; and (x) receive and open all mail addressed to the Borrower and, if a default exists hereunder, notify the Post Office authorities to change the address for the delivery of mail to the Borrower to such address as the Secured Party may designate; and (b) the Borrower will (i) make no material change to the terms of the sale or lease of inventory or of any account or chattel paper without the prior written permission of the Secured Party; (ii) on demand, make available in form acceptable to the Secured Party shipping documents and delivery receipts evidencing the shipment of goods which gave rise to the sale or lease of inventory, or of an account or chattel paper, completion certificates or other proof of the satisfactory performance of services which gave rise to the sale or lease of inventory or of an account or chattel paper, copies of the invoices arising out of the sale or lease of inventory or for an account, and the Borrower's copy of any written contract or order from which a sale or lease of inventory, an account or chattel paper arose; and (iii) when requested, regularly advise the Secured Party whenever an account debtor returns or refuses to retain any goods, the sale or lease of which gave rise to an account or chattel paper, and of any delay in delivery or performance, or claims made, in regard to any sale or lease of inventory, account or chattel paper, and will comply with any instructions which the Secured Party may give regarding the sale or other disposition of such returns.

  SECTION 18. DEFICIENCIES.  If the sale, assignment or other disposition of the
              ------------
Collateral by the Secured Party following an Event of Default hereunder fails to fully satisfy the Obligations, the Borrowers shall remain fully liable for any such deficiency.

  SECTION 19. REMEDIES CUMULATIVE.  Each right, power and remedy of the
              -------------------
Secured Party set forth in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy of the Secured Party, and the exercise by the Secured Party of any one or more of such rights, powers and remedies shall not preclude the simultaneous or later exercise by the Secured Party of any or all such other rights, powers or remedies.

  SECTION 20. PLACE OF BUSINESS AND LOCATION OF COLLATERAL. The Borrowers
              --------------------------------------------
represent, warrant and covenant, jointly and severally, with and to the Secured Party as follows: (i) each Borrower's primary place of business is located at 2411 W. LaPalma Avenue, Anaheim, California 92801, and substantially all books and records pertaining to the Collateral are and will be located at such location; and (ii) the Inventory shall be kept and maintained substantially in its entirety at 2411 W. LaPalma Avenue, Anaheim, California 92801, 14555 North 82nd Street, Scottsdale, Arizona 85260-2599, 535 Del Rey Avenue, 783 Palomar Avenue, 735 Palomar Avenue, 470 Potrero Avenue, Sunnyvale, California 94086, 12222 E. Howell Avenue, Anaheim, California 92806, 13905 Mica Street, Santa Fe Springs, California 90670, 20275 East Business Parkway, Walnut, California, 4858 Sterling Drive, Boulder, Colorado 80301, Rochesterlaan 6, B-8470 Gistel, Belgium and 1185 VB Amstelveen, Netherlands and the Borrowers agree to immediately advise the Secured Party in writing of any change in the location of the Collateral, or any part thereof, or the books and records concerning the Collateral, or its primary place of business.

  SECTION 21. RIGHTS OF INSPECTION.  The Secured Party shall have the right to
              --------------------
enter upon the business premises of the Borrowers from time to time upon reasonable advance notice for the purpose of examining, auditing and inspecting the Collateral and the books and records of the Borrowers relating to the Collateral.

  SECTION 22. NO WAIVER.  No failure or delay by the Secured Party to insist
              ---------
upon the strict performance of any term, condition, covenant or agreement of this Agreement, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Secured Party from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount due under this Agreement, the Secured Party shall not be deemed to have waived the right either to require prompt payment when due of all other amounts, or to declare a default for failure to affect such payment of any such other amount.

  SECTION 23. WAIVERS BY BORROWERS.  Each of the Borrowers hereby waives
              --------------------
presentment, notice of dishonor and notice of non-payment with respect to the Collateral, and waives and releases all claims and defenses against the Secured Party with respect to the payment or enforcement of the Obligations and the rights of the Secured Party in the Collateral.

  SECTION 24. NOTICES.  All notices required or permitted to be given under
              -------
this Agreement shall be effective if given in the manner set forth in Section
5.1 of the Loan Agreement. Any written notice of the sale, disposition or other intended action by the Secured Party with respect to the Collateral shall be deemed to be commercially reasonable if given by the Secured Party at least ten
(10) days prior to such sale, disposition or other action.

  SECTION 25. MISCELLANEOUS.  The paragraph headings of this Agreement are for
              -------------
convenience of reference only and shall not limit or otherwise affect any of the terms of this Agreement. No term, condition, covenant, or agreement hereof may be modified, amended, changed, waived, discharged, or terminated unless in writing signed by both the Secured Party and the Borrowers. No course of delaying, course of performance, or custom of usage shall operate to amend, modify, supplement or otherwise affect any of the express terms of this Agreement. This Agreement represents the complete understanding of the Secured Party and the Borrowers with respect to its subject matter and it supersedes any and all prior or contemporaneous agreements, whether written or oral, with respect to its subject matter. This Agreement shall be interpreted and construed in accordance with, and governed by, the laws of the State of Maryland. This Agreement shall be binding upon the successors and assigns of the Secured Party and the Borrowers and shall inure to the benefit of the successors and assigns of the Secured Party and the Borrowers, provided, however, that the duties and obligations of the Borrowers hereunder may not be assigned by the Borrowers without the prior written consent of the Secured Party.

  IN WITNESS WHEREOF, the Borrower has caused this Agreement to be duly executed under seal as of the date first above-written.

ATTEST:                        CALCOMP TECHNOLOGY, INC.


_____________________          By:______________________________________(SEAL)
                                  John J. Millerick
                                  Senior Vice President, Chief Financial
                                      Officer and Treasurer



                               CALCOMP INC.


_____________________          By:______________________________________(SEAL)
                                  Name:
                                  Title:


                               TOPAZ TECHNOLOGIES, INC.


_____________________          By:______________________________________(SEAL)
                                  Name:
                                  Title:

                                                                      SCHEDULE 1
                                                                      ----------



                          List of Subsidiaries Stock
                          --------------------------


  100% of the capital stock of each of the following subsidiaries that are United States corporations and 65% of the capital stock of each of the following subsidiaries that are not United States corporations:

CAD Warehouse, Inc.
CalComp A.B.
CalComp A/S
CalComp Asia/Pacific Ltd.
CalComp Australia pty. Limited
CalComp B.V.
CalComp Canada Inc.
CalComp Display Products N.V.
 (formerly, Summagraphics Belgium N.V.)
CalComp Espana S.A.
CalComp Europe B.V.
CalComp Europe Ltd.
CalComp European Management Corporation
CalComp Ges.m.b.H
CalComp GmbH
CalComp Graphic Peripherals (China) Limited
CalComp International Inc.
CalComp Japan Procurement KK
CalComp Limited
CalComp Pacific, Inc.
CalComp S.A.
CalComp S.p.A.
CalComp Technology and Procurement, Inc.
CalComp Europe N.V.
California Computer Products, Inc.
NS CalComp Corporation
Sanders Development Corporation
N.V. CalComp S.A.
Summagraphics Ltd.
Summagraphics GmbH
Summagraphics S.A. (France)